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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):       December 15, 1998







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-12084                   34-1559357
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                             identification No.)


     300 Madison Avenue
        Toledo, Ohio                                              43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5.  OTHER INFORMATION
--------------------------

         On December 15, 1998 Libbey Inc. (the "Company") through a press release announced that the Board of Directors authorized the repurchase of up to 875,000 shares of the Company's common stock in open market and negotiated purchases.


         (c)      EXHIBITS

         Exhibit
            No.                                      Description
            ---                                      -----------

            99             Text of Press Release dated December 15, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      LIBBEY INC.
                                      Registrant






Date:    December 16, 1998            By:   /s/ Kenneth G. Wilkes
     --------------------------          --------------------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         and Treasurer
                                        (Principal Accounting Officer)








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                                  EXHIBIT INDEX

                  Exhibit No.           Description
                  -----------           -----------



                      99                Press release dated December 15, 1998